SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

       Filed by the registrant [X]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [ ] Preliminary proxy statement
       [ ] Confidential, for Use of the
           Commission Only (as permitted
           by Rule 14a-6(e)(2))
       [ ] Definitive proxy statement
       [X] Definitive additional materials
       [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              FAB INDUSTRIES, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

       [ ]    Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, schedule or registration statement no.:

       (3)    Filing party:

       (4)    Date filed:

                              FAB INDUSTRIES, INC.

                               200 Madison Avenue

                            New York, New York 10016

                             NOTICE TO STOCKHOLDERS

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                       to be held on Thursday, May 4, 2000

                              --------------------

Dear Stockholder:

              Due to a printing error, the package of proxy materials mailed to you on or about March 27, 2000, contained a proxy card which omitted the recommendations of the Board of Directors with respect to the matters to be voted upon at the Annual Meeting.

              Enclosed is a new proxy card, which now includes the recommendation of the Board of Directors FOR both nominees for directors and AGAINST the stockholder proposal.

              Whether or not you expect to attend the Annual Meeting, and whether or not you have previously returned a proxy card to the Company, please mark, date, sign and return promptly the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, having returned the enclosed proxy card will not restrict your right to vote in person.

              To ensure that we have a quorum for the Annual Meeting and to avoid any additional expense to the Company, we urge you to return the enclosed proxy card immediately.

              Your vote is important to us. We apologize for any inconvenience and thank you for your cooperation.

                                            By Order of the Board of Directors,


                                            SHERMAN S. LAWRENCE
                                            Secretary

Dated:  April 24, 2000

                              FAB INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 4, 2000

            This Proxy Solicited on Behalf of the Board Of Directors

         THE UNDERSIGNED, revoking all previous proxies, hereby appoints DAVID
A. MILLER and SHERMAN S. LAWRENCE, and each of them, attorneys and proxies with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote all of the shares of Common Stock of FAB INDUSTRIES, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on Thursday, May 4, 2000 at 10:15 a.m., at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, and at any adjournment or adjournments thereof, as instructed below and in their discretion with respect to any other matter that may properly come before such meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS AND AGAINST THE STOCKHOLDER PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                                                              (See reverse side)

1.  Election of Two (2) Directors to Class III

The Board of Directors recommends a vote "FOR" both nominees.

FOR BOTH NOMINEES LISTED                    WITHHOLD AUTHORITY
(except as marked to the contrary) [ ]      to vote for both nominees listed [ ]

(Instruction: To withhold authority to vote for either individual Class III nominee, strike a line through the nominee's name in the list below.)

To Class III of the Board of Directors (to hold office until the 2003 Annual Meeting of Stockholders):

Samson Bitensky, Frank S. Greenberg

2.  Stockholder Proposal

The Board of Directors recommends a vote "AGAINST" the stockholder proposal.

       FOR  [ ]               AGAINST  [ ]                  ABSTAIN  [ ]


3. In their discretion, upon any other business that may properly come before the meeting.

                                         Dated: _________________________, 2000

                                         _______________________________________
                                         Signature
                                         _______________________________________

                                         Signature

                                         Note: Please sign exactly as your name
                                         or names appear hereon. Joint owners
                                         should each sign personally. When
                                         signing as executor, administrator,
                                         corporation officer, attorney, agent,
                                         trustee or guardian, etc., please add
                                         your full title to your signature.
                                         Note:  Please date, mark (in blue or
                                                black ink), sign and mail this
                                                Proxy in the envelope provided
                                                for this purpose. No postage is
                                                required for mailing in the
                                                United States.